Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002, AS AMENDED

I, Debra Hoopes, certify that:

1. I have reviewed this quarterly report on Form 10-QSB/A of Catcher Holdings, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: October 3, 2006	/s/ Debra Hoopes
Debra Hoopes
Chief Financial Officer